UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 12, 2020, NeuBase Therapeutics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). A total of 16,131,369 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or 69.77% of the Common Stock issued and outstanding as of the record date for the 2020 Annual Meeting, were represented virtually or by proxy at the 2020 Annual Meeting.

At the 2020 Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 1, 2020.

Set forth below is a brief description of each matter voted upon at the 2020 Annual Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect one Class III director, Franklyn G. Prendergast, Ph.D., nominated by our Board of Directors, to serve until our 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Franklyn G. Prendergast, Ph.D.	7,657,106	770,414	7,703,849

Proposal No. 2: To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

For	Against	Abstentions
16,072,919	48,773	9,677

Proposal No. 3: To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s Proxy Statement entitled “Executive Compensation.”

For	Against	Abstentions	Broker Non-Votes
8,351,611	50,603	25,307	7,703,848

Proposal No. 4: To approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,805,099	238,534	46,363	337,524	7,703,849

In light of the results of this vote, the Company has determined that it will include an advisory shareholder vote on executive compensation in the Company’s proxy materials every year until the next required advisory vote on the frequency of holding future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC. (Registrant)

Date: August 13, 2020	By:	/s/ Sam Backenroth
Sam Backenroth Chief Financial Officer